EXHIBIT 24

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Raymond F. Bentele
Raymond F. Bentele

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ James M. Davidson
James M. Davidson

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Harold H. MacKay
Harold H. MacKay

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ David B. Mathis
David B. Mathis

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Donald F. Mazankowski
Donald F. Mazankowski

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Douglas A. Pertz
Douglas A. Pertz

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Pamela B. Strobel
Pamela B. Strobel

POWER OF ATTORNEY

                 The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Douglas A. Pertz, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this ____ day of March, 2002.

     /s/ Richard L. Thomas
Richard L. Thomas